     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 30, 2001

                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          ----------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                          ----------------------------

                            TENNECO AUTOMOTIVE INC.
             (Exact Name of Registrant as Specified in Its Charter)

                  DELAWARE                                      76-0515284
       (State or Other Jurisdiction of                       (I.R.S. Employer
       Incorporation or Organization)                       Identification No.)

            500 NORTH FIELD DRIVE
            LAKE FOREST, ILLINOIS                                  60045
  (Address of Principal Executive Offices)                      (Zip Code)

                          ----------------------------
   THE TENNECO AUTOMOTIVE EMPLOYEE STOCK OWNERSHIP PLAN FOR HOURLY EMPLOYEES

  THE TENNECO AUTOMOTIVE EMPLOYEE STOCK OWNERSHIP PLAN FOR SALARIED EMPLOYEES
                           (Full Title of the Plans)

                               TIMOTHY R. DONOVAN
                   SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                            TENNECO AUTOMOTIVE INC.
                             500 NORTH FIELD DRIVE
                          LAKE FOREST, ILLINOIS 60045
                    (Name and Address of Agent for Service)

                           TELEPHONE: (847) 482-5000
         (Telephone Number, Including Area Code, of Agent for Service)

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                                                       PROPOSED MAXIMUM     PROPOSED MAXIMUM
     TITLE OF SECURITIES            AMOUNT TO BE        OFFERING PRICE         AGGREGATE            AMOUNT OF
       TO BE REGISTERED              REGISTERED          PER SHARE(1)      OFFERING PRICE(1)   REGISTRATION FEE(1)
------------------------------------------------------------------------------------------------------------------
Common Stock, par value $.01
  per share (including
  associated preferred share
  purchase rights)............  3,720,321 shares(2)         $2.90             $10,788,931          $2,697.23
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

(1) Calculated pursuant to Rule 457(c) under the Securities Act of 1933, as amended (the "Securities Act"), based on the average of the high and low prices of the Company's Common Stock as reported on the New York Stock Exchange on March 29, 2001.

(2) Of the shares registered hereunder, 1,838,943 shares may be offered or sold from time to time pursuant to The Tenneco Automotive Stock Ownership Plan for Hourly Employees (the "Hourly Plan") and 1,881,378 shares may be offered or sold from time to time pursuant to The Tenneco Automotive Stock Ownership Plan for Salaried Employees (the "Salaried Plan").
                          ----------------------------

     In addition, pursuant to Rule 416(c) under the Securities Act, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.

     Pursuant to Rule 429, the Prospectus which relates to shares of Common Stock registered pursuant to this Registration Statement also relates to 1,880,000 shares of Common Stock registered pursuant to Registration Statement No. 333-33442.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     This Registration Statement covers: (i) 1,838,943 additional shares of Common Stock, par value $.01 per share, and the associated preferred share purchase rights attached thereto (the "Common Stock") of Tenneco Automotive Inc. (the "Company"), which may be offered or sold from time to time pursuant to The Tenneco Automotive Employee Stock Ownership Plan for Hourly Employees (the "Hourly Plan"); and (ii) 1,881,378 additional shares of Common Stock, which may be offered or sold from time to time pursuant to The Tenneco Automotive Employee Stock Ownership Plan for Salaried Employees (the "Salaried Plan"). This Registration Statement also covers an indeterminate amount of interests to be offered or sold under the Hourly Plan and the Salaried Plan.

     The Company initially registered 921,200 shares of Common Stock for issuance under the Hourly Plan and 958,800 shares of Common Stock for issuance under the Salaried Plan on its Registration Statement on Form S-8 (Registration No. 333-33442). The contents of that Registration Statement are incorporated by reference herein.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

     The information required by Part I is included in documents sent or given to the respective participants in the plans listed on the cover page of this Registration Statement pursuant to Rule 428(b)(1) under the Securities Act of 1933, as amended (the "Securities Act"). As used herein, the terms "Registrant" or "Company" refer to Tenneco Automotive Inc.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents filed by the Company with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are hereby incorporated by reference into this Registration Statement:

     (a) The Company's Annual Report on Form 10-K for the year ended December 31, 2000 (File No. 1-12387); and

     (b) The description of the Company's common stock (the "Common Stock") included in the Company's Registration Statement on Form 10 (File No. 1-12387), originally filed with the Commission on October 30, 1996, and the description of the preferred share purchase rights included in the Company's Registration Statement on Form 8-A, originally filed on September 17, 1998 (File No. 1-12387), in each case including all amendments thereto and all reports filed for the purpose of updating the description included therein.

     In addition to the foregoing, all documents subsequently filed by the Company, the Hourly Plan or the Salaried Plan pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities registered hereunder have been issued or which deregisters all securities offered then remaining unsold, shall be deemed incorporated by reference in this Registration Statement and to be a part hereof from the date of the filing of such documents. Any statement, including financial statements, contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a subsequent statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4. DESCRIPTION OF SECURITIES.

     Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Certain matters related to the validity of the Common Stock subject hereto were passed upon by Timothy R. Donovan, who is the Senior Vice President and General Counsel of the Company. At March 1, 2001, Mr. Donovan was the beneficial owner of 69,308 shares of Common Stock (including 29,308 restricted shares and 30,000 shares subject to options exercisable within 60 days of that date).

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Elimination of Liability of Directors

     The Restated Certificate of Incorporation of the Company, as amended (the "Certificate"), provides that a director of the Company shall not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware ("DGCL") as the same exists or may hereafter be amended. Further, the Certificate provides that any amendment, modification or repeal of the provision referred to in the preceding sentence shall not adversely affect any right or protection of a director of the Company thereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

     This provision does not eliminate a director's fiduciary duty of care, and in appropriate circumstances equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware law. In addition, the provision shall not limit or eliminate the liability of a director for: (i) breach of the director's duty of loyalty to the Company or its stockholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law; (iii) any transaction from which the director derived an improper personal benefit; and (iv) payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provision also does not affect a director's responsibilities under any other law, such as the federal securities laws. Reference is made to Section 102(b)(7) of the DGCL.

     The Company has in force an insurance policy which purports to insure the officers and directors of the Company against certain liabilities incurred by them in the discharge of their functions as officers and directors, within the limits and subject to the limitations of the policy.

     Indemnification of Directors and Officers

     The by-laws of the Company provide that the Company will indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may thereafter be amended, any person (an "Indemnittee") who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, including appeals (a "proceeding"), by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or officer of the Company or, while a director or officer of the Company, is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses, including attorneys' fees, reasonably incurred by such Indemnittee. The by-laws also provide that, notwithstanding the foregoing, but except as described in the second following paragraph, the Company will be required to indemnify an Indemnittee in connection with a proceeding or part thereof commenced by such Indemnittee only if the commencement of the proceeding or part thereof by the Indemnittee was authorized by the Board.

     The by-laws further provide that the Company will pay the expenses, including attorneys' fees, incurred by an Indemnittee in defending any proceeding in advance of its final disposition; provided, however, that, to the extent required by law, the payment of expenses in advance of the final disposition of the proceeding will be made only upon receipt of an undertaking by such Indemnittee to repay all amounts advanced if it should be ultimately determined that the Indemnittee is not entitled to be indemnified under the relevant section of the by-laws or otherwise.

     Pursuant to the by-laws, if a claim for indemnification or payment of expenses thereunder is not paid in full within 30 days after a written claim therefor by the Indemnittee has been received by the Company, the Indemnittee may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, will be entitled to be paid the expense of prosecuting such claim. The by-laws provide that, in any such action, the Company will have the burden of proving that the Indemnittee is not entitled to the requested indemnification or payment of expenses under applicable law.

     The by-laws also provide:

     - that the rights conferred on any Indemnittee shall not be exclusive of any other rights which such Indemnittee may have or thereafter acquire under any statute, provision of the Certificate, the by-laws, agreement, vote of stockholders or disinterested directors or otherwise;

     - that the Company's obligation, if any, to indemnify or to advance expenses to any Indemnittee who was or is serving at its request as a director, officer, employee or agent of another company, partnership, joint venture, trust, enterprise or nonprofit entity will be reduced by any amount such Indemnittee may collect as indemnification or advancement of expenses from such other company, partnership, joint venture, trust, enterprise or nonprofit enterprise; and

     - that any repeal or modification of the relevant provisions of the by-laws will not adversely affect any right or protection thereunder of any Indemnittee in respect of any act or omission occurring prior to the time of such repeal or modification.

     The by-laws also expressly state that the provisions thereof will not limit the Company's right, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Indemnittees when and as authorized by appropriate corporate action.

     Several of the Company's directors have also entered into an indemnity agreement with the Company, which provides each of them a direct contractual right to indemnification and advancement of expenses under specified circumstances. Under the indemnity agreements, the Company must indemnify each applicable director to fullest extent permitted by law if he or she is a party to or threatened to be made a party to any proceeding by reason of his or her position with the Company. The indemnity covers all expenses, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by the director in connection with the proceeding. The indemnity agreements also provide that no indemnity shall be made (i) on account of conduct which constitutes a breach of the director's duty of loyalty to the Company or its stockholders or is an act or omission not in good faith or which involves intentional misconduct or a knowing violation of the law, (ii) in respect of a claim for which payment has actually been received by or on behalf of the director under any insurance policy or other indemnity provision, (iii) for an accounting of profits made from the purchase and sale (or sale and purchase) by the director of securities of the Company within the meaning of Section 16(b) of the Exchange Act or similar provisions of state statutory law or common law; or
(iv) subject to limited exceptions, prior to a change of control of the Company in connection with any proceeding initiated by the director. The indemnity agreements also provide advancement of expenses to the directors in certain circumstances.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

     Not applicable.

ITEM 8. EXHIBITS.

     The following exhibits are filed as part of this Registration Statement or incorporated herein by reference:

           4.1(a)   --  Restated Certificate of Incorporation of the Company, dated
                        December 11, 1996 (incorporated herein by reference from
                        Exhibit 3.1(a) of the Company's Annual Report on Form 10-K
                        for the year ended December 31, 1997, File No. 1-12387).

           4.1(b)   --  Certificate of Amendment, dated December 11, 1996
                        (incorporated herein by reference from Exhibit 3.1(c) of the
                        Company's Annual Report on Form 10-K for the year ended
                        December 31, 1997, File No. 1-12387).
           4.1(c)   --  Certificate of Ownership and Merger, dated July 8, 1997
                        (incorporated herein by reference from Exhibit 3.1(d) of the
                        Company's Annual Report on Form 10-K for the year ended
                        December 31, 1997, File No. 1-12387).
           4.1(d)   --  Certificate of Designation of Series B Junior Participating
                        Preferred Stock, dated September 9, 1998 (incorporated
                        herein by reference from Exhibit 3.1(d) of the Company's
                        Quarterly Report on Form 10-Q for the quarter ended
                        September 30, 1998, File No. 1-12387).
           4.1(e)   --  Certificate of Elimination of the Series A Participating
                        Junior Preferred Stock of the Company, dated September 11,
                        1998 (incorporated herein by reference from Exhibit 3.1(e)
                        of the Company's Quarterly Report on Form 10-Q for the
                        quarter ended September 30, 1998, File No. 1-12387).
           4.1(f)   --  Certificate of Amendment to Restated Certificate of
                        Incorporation of the Company dated November 5, 1999
                        (incorporated herein by reference from Exhibit 3.1(f) of the
                        Company's Quarterly Report on Form 10-Q for the quarter
                        ended September 30, 1999, File No. 1-12387).
           4.1(g)   --  Certificate of Amendment to Restated Certificate of
                        Incorporation of the Company dated November 5, 1999
                        (incorporated herein by reference from Exhibit 3.1(g) of the
                        Company's Quarterly Report on Form 10-Q for the quarter
                        ended September 30, 1999, File No. 1-12387).
           4.1(h)   --  Certificate of Ownership and Merger merging Tenneco
                        Automotive Merger Sub Inc. with and into the Company, dated
                        November 5, 1999 (incorporated herein by reference from
                        Exhibit 3.1(h) of the Company's Quarterly Report for the
                        quarter ended September 30, 1999, File No. 1-12387).
           4.1(i)   --  Certificate of Amendment to Restated Certificate of
                        Incorporation of the registrant dated May 9, 2000
                        (incorporated herein by reference from Exhibit 3.1(i) of the registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, File No. 1-12387).
           4.2      --  By-Laws of the Company, as amended March 14, 2000
                        (incorporated herein by reference from Exhibit 3.2(a) of the
                        Company's Annual Report on Form 10-K, File No. 1-12387).
           4.3      --  Specimen stock certificate for Tenneco Automotive Inc.
                        Common Stock (incorporated herein by reference from Exhibit
                        4.3 of the Company's Annual Report on Form 10-K for the year ended December 31, 2000, File No. 1-12387).
           4.4      --  Eleventh Supplemental Indenture, dated October 21, 1999, to
                        Indenture dated November 1, 1996 between The Chase Manhattan
                        Bank, as Trustee, and the Company (incorporated herein by
                        reference from Exhibit 4.2(l) of the Company's Quarterly
                        Report on Form 10-Q for the quarter ended September 30,
                        1999, File No. 1-12387).
           4.5(a)   --  Indenture dated October 14, 1999 by and between the Company and The Bank of New York, as trustee (incorporated herein by reference from Exhibit 4.4(a) of the Company's Quarterly
                        Report on Form 10-Q for the quarter ended September 30,
                        1999, File
                        No. 1-12387).
           4.5(b)   --  Supplemental Indenture dated November 4, 1999 among Tenneco
                        Automotive Operating Subsidiary Inc. (formerly Tenneco
                        Automotive Inc.), Tenneco International Holding Corp.,
                        Tenneco Global Holdings Inc., the Pullman Company and
                        Clevite Industries Inc. in favor of The Bank of New York, as trustee (incorporated herein by reference from Exhibit
                        4.4(b) of the Company's Quarterly Report on Form 10-Q for
                        the quarter ended September 30, 1999, File No. 1-12387).

           4.5(c)   --  Subsidiary Guarantee dated as of October 14, 1999 from
                        Tenneco Automotive Operating Subsidiary Inc. (formerly
                        Tenneco Automotive Inc.), Tenneco International Holding
                        Corp., Tenneco Global Holdings Inc., the Pullman Company,
                        Clevite Industries Inc. and TMC Texas Inc. in favor of The
                        Bank of New York as trustee (incorporated herein by
                        reference to Exhibit 4.4(c) of the Company's Registration
                        Statement on Form S-4, File No. 333-93757).
           4.6(a)   --  Credit Agreement, dated as of September 30, 1999, among the
                        Company, the Lenders named therein, Commerzbank and Bank of
                        America, N.A., Citicorp USA, Inc. and The Chase Manhattan
                        Bank (incorporated herein by reference from Exhibit 4.5(a)
                        of the Company's Quarterly Report on Form 10-Q for the
                        quarter ended September 30, 1999, File No. 1-12387).
           4.6(b)   --  First Amendment to the Credit Agreement, dated October 20,
                        2000, among the registrant, The Chase Manhattan Bank and
                        Citicorp USA, Inc. (incorporated herein by reference from
                        Exhibit 4.1 to the registrant's Current Report on Form 8-K dated October 24, 2000, File No. 1-12387).
           4.6(c)   --  Second Amendment to Credit Agreement, dated as of March 22,
                        2001, among the Registrant, The Chase Manhattan Bank and the several lenders and agents parties thereto (incorporated
                        herein by reference to Exhibit 4.1 to the Company's Current
                        Report on Form 8-K dated March 22, 2001, File No. 1-12387).
           4.7(a)   --  Rights Agreement dated as of September 8, 1998, by and between the registrant and First Chicago Trust Company of
                        New York, as Rights Agent (incorporated herein by reference from Exhibit 4.1 of the Company's Current Report on Form 8-K dated September 24, 1998, File No. 1-12387).
           4.7(b)   --  Amendment No. 1 to Rights Agreement, dated March 14, 2000, by and between the registrant and First Chicago Trust
                        Company of New York, as Rights Agent (incorporated herein by reference from Exhibit 4.1(b) of the Company's Annual Report on Form 10-K for the year ended December 31, 1999, File No.
                        1-12387).
           4.7(c)   --  Amendment No. 2 to Rights Agreement, dated February 5, 2001, by and between the registrant and First Union National Bank, as Rights Agent (incorporated herein by reference from
                        Exhibit 4.1(b) of the registrant's Post-Effective Amendment
                        No. 3, dated February 26, 2001, to its Registration
                        Statement on Form 8-A dated September 17, 1998.)
            *5      --  Opinion of the General Counsel of the Registrant as to the
                        legality of the Common Stock being registered.
            15      --  None.
         *23.1      --  Consent of the General Counsel of the Registrant (included in Exhibit 5).
         *23.2      --  Consent of Arthur Andersen LLP.
         *24.1      --  Powers of Attorney of the following Directors and Officers of the Company: Mark Andrews, M. Kathryn Eickhoff, Mark P.
                        Frissora, Frank E. Macher, Mark A. McCollum, Sir David
                        Plastow, Roger B. Porter, David B. Price, Jr., Dennis G.
                        Severance, Paul T. Stecko and Kenneth R. Trammell.
            99      --  None.

* Filed herewith.

     The Company will submit or has submitted the Hourly Plan and the Salaried Plan, and hereby undertakes to submit any amendments thereto, to the Internal Revenue Service in a timely manner and has made or will make all changes required by the Internal Revenue Service in order to qualify said Hourly Plan and Salaried Plan.

ITEM 9. UNDERTAKINGS.

A. SUBSEQUENT DISCLOSURE.

     The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales of the securities registered hereby are being made, a post-effective amendment to this Registration Statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

        provided, however, that the undertakings set forth in paragraphs (i) and
        (ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Company pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

B. INCORPORATION BY REFERENCE.

     The Company hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to
Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

C. COMMISSION POSITION ON INDEMNIFICATION.

     The Company hereby undertakes that, insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lake Forest, State of Illinois, on the 30th day of March, 2001.

                                          TENNECO AUTOMOTIVE INC.

                                          By                  *
                                            ------------------------------------
                                                      Mark P. Frissora
                                               President, Chairman and Chief
                                                      Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                      TITLE                      DATE
                      ---------                                      -----                      ----

                          *                              Principal Executive Officer       March 30, 2001
-----------------------------------------------------      and Director
                  Mark P. Frissora

                          *                              Principal Financial Officer       March 30, 2001
-----------------------------------------------------
                  Mark A. McCollum

                          *                              Principal Accounting Officer      March 30, 2001
-----------------------------------------------------
                 Kenneth R. Trammell

Mark Andrews, M. Kathryn Eickhoff, Frank E. Macher,      Directors                         March 30, 2001
Sir David Plastow, Roger B. Porter, David B. Price,
Jr., Dennis G. Severance and Paul T. Stecko*

             *By /s/ TIMOTHY R. DONOVAN                                                    March 30, 2001
  -------------------------------------------------
                 Timothy R. Donovan
                  Attorney-in-fact

                                   SIGNATURES

     The Plans. Pursuant to the requirements of the Securities Act of 1933, the Committee appointed under each of The Tenneco Automotive Employee Stock Ownership Plan for Hourly Employees and The Tenneco Automotive Employee Stock Ownership Plan for Salaried Employees has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lake Forest, State of Illinois, on this 30th day of March, 2001.

                                          THE TENNECO AUTOMOTIVE EMPLOYEE STOCK
                                          OWNERSHIP PLAN FOR HOURLY EMPLOYEES
                                          THE TENNECO AUTOMOTIVE EMPLOYEE STOCK
                                          OWNERSHIP PLAN FOR SALARIED EMPLOYEES

                                          By    /s/ RICHARD P. SCHNEIDER
                                            ------------------------------------
                                                    Richard P. Schneider
                                            Chairman of Tenneco Automotive Inc.
                                                     Benefits Committee

                                 EXHIBIT INDEX

       EXHIBIT
       NUMBER                                   DESCRIPTION
       -------                                  -----------
           4.1(a)   --  Restated Certificate of Incorporation of the Company, dated
                        December 11, 1996 (incorporated herein by reference from
                        Exhibit 3.1(a) of the Company's Annual Report on Form 10-K
                        for the year ended December 31, 1997, File No. 1-12387).
           4.1(b)   --  Certificate of Amendment, dated December 11, 1996
                        (incorporated herein by reference from Exhibit 3.1(c) of the
                        Company's Annual Report on Form 10-K for the year ended
                        December 31, 1997, File No. 1-12387).
           4.1(c)   --  Certificate of Ownership and Merger, dated July 8, 1997
                        (incorporated herein by reference from Exhibit 3.1(d) of the
                        Company's Annual Report on Form 10-K for the year ended
                        December 31, 1997, File No. 1-12387).
           4.1(d)   --  Certificate of Designation of Series B Junior Participating
                        Preferred Stock, dated September 9, 1998 (incorporated
                        herein by reference from Exhibit 3.1(d) of the Company's
                        Quarterly Report on Form 10-Q for the quarter ended
                        September 30, 1998, File No. 1-12387).
           4.1(e)   --  Certificate of Elimination of the Series A Participating
                        Junior Preferred Stock of the Company, dated September 11,
                        1998 (incorporated herein by reference from Exhibit 3.1(e)
                        of the Company's Quarterly Report on Form 10-Q for the
                        quarter ended September 30, 1998, File No. 1-12387).
           4.1(f)   --  Certificate of Amendment to Restated Certificate of
                        Incorporation of the Company dated November 5, 1999
                        (incorporated herein by reference from Exhibit 3.1(f) of the
                        Company's Quarterly Report on Form 10-Q for the quarter
                        ended September 30, 1999, File No. 1-12387).
           4.1(g)   --  Certificate of Amendment to Restated Certificate of
                        Incorporation of the Company dated November 5, 1999
                        (incorporated herein by reference from Exhibit 3.1(g) of the
                        Company's Quarterly Report on Form 10-Q for the quarter
                        ended September 30, 1999, File No. 1-12387).
           4.1(h)   --  Certificate of Ownership and Merger merging Tenneco
                        Automotive Merger Sub Inc. with and into the Company, dated
                        November 5, 1999 (incorporated herein by reference from
                        Exhibit 3.1(h) of the Company's Quarterly Report for the
                        quarter ended September 30, 1999, File No. 1-12387).
           4.1(i)   --  Certificate of Amendment to Restated Certificate of
                        Incorporation of the registrant dated May 9, 2000
                        (incorporated herein by reference from Exhibit 3.1(i) of the registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, File No. 1-12387).
           4.2      --  By-Laws of the Company, as amended March 14, 2000
                        (incorporated herein by reference from Exhibit 3.2(a) of the
                        Company's Annual Report on Form 10-K, File No. 1-12387).
           4.3      --  Specimen stock certificate for Tenneco Automotive Inc.
                        Common Stock (incorporated herein by reference from Exhibit
                        4.3 of the Company's Annual Report on Form 10-K for the year ended December 31, 2000, File No. 1-12387).
           4.4      --  Eleventh Supplemental Indenture, dated October 21, 1999, to
                        Indenture dated November 1, 1996 between The Chase Manhattan
                        Bank, as Trustee, and the Company (incorporated herein by
                        reference from Exhibit 4.2(l) of the Company's Quarterly
                        Report on Form 10-Q for the quarter ended September 30,
                        1999, File No. 1-12387).
           4.5(a)   --  Indenture dated October 14, 1999 by and between the Company and The Bank of New York, as trustee (incorporated herein by reference from Exhibit 4.4(a) of the Company's Quarterly
                        Report on Form 10-Q for the quarter ended September 30,
                        1999, File
                        No. 1-12387).

       EXHIBIT
       NUMBER                                   DESCRIPTION
       -------                                  -----------
           4.5(b)   --  Supplemental Indenture dated November 4, 1999 among Tenneco
                        Automotive Operating Subsidiary Inc. (formerly Tenneco
                        Automotive Inc.), Tenneco International Holding Corp.,
                        Tenneco Global Holdings Inc., the Pullman Company and
                        Clevite Industries Inc. in favor of The Bank of New York, as trustee (incorporated herein by reference from Exhibit
                        4.4(b) of the Company's Quarterly Report on Form 10-Q for
                        the quarter ended September 30, 1999, File No. 1-12387).
           4.5(c)   --  Subsidiary Guarantee dated as of October 14, 1999 from
                        Tenneco Automotive Operating Subsidiary Inc. (formerly
                        Tenneco Automotive Inc.), Tenneco International Holding
                        Corp., Tenneco Global Holdings Inc., the Pullman Company,
                        Clevite Industries Inc. and TMC Texas Inc. in favor of The
                        Bank of New York as trustee (incorporated herein by
                        reference to Exhibit 4.4(c) of the Company's Registration
                        Statement on Form S-4, File No. 333-93757).
           4.6(a)   --  Credit Agreement, dated as of September 30, 1999, among the
                        Company, the Lenders named therein, Commerzbank and Bank of
                        America, N.A., Citicorp USA, Inc. and The Chase Manhattan
                        Bank (incorporated herein by reference from Exhibit 4.5(a)
                        of the Company's Quarterly Report on Form 10-Q for the
                        quarter ended September 30, 1999, File No. 1-12387).
           4.6(b)   --  First Amendment to the Credit Agreement, dated October 20,
                        2000, among the registrant, The Chase Manhattan Bank and
                        Citicorp USA, Inc. (incorporated herein by reference from
                        Exhibit 4.1 to the registrant's Current Report on Form 8-K dated October 24, 2000, File No. 1-12387).
           4.6(c)   --  Second Amendment to Credit Agreement, dated as of March 22,
                        2001, among the Registrant, The Chase Manhattan Bank and the several lenders and agents parties thereto (incorporated
                        herein by reference to Exhibit 4.1 to the Company's Current
                        Report on Form 8-K dated March 22, 2001, File No. 1-12387).
           4.7(a)   --  Rights Agreement dated as of September 8, 1998, by and between the registrant and First Chicago Trust Company of
                        New York, as Rights Agent (Incorporated herein by reference from Exhibit 4.1 of the Company's Current Report on Form 8-K dated September 24, 1998, File No. 1-12387).
           4.7(b)   --  Amendment No. 1 to Rights Agreement, dated March 14, 2000, by and between the registrant and First Chicago Trust
                        Company of New York, as Rights Agent (incorporated herein by reference from Exhibit 4.1(b) of the Company's Annual Report on Form 10-K for the year ended December 31, 1999, File No.
                        1-12387).
           4.7(c)   --  Amendment No. 2 to Rights Agreement, dated February 5, 2001, by and between the registrant and First Union National Bank, as Rights Agent (incorporated herein by reference from
                        Exhibit 4.1(b) of the registrant's Post-Effective Amendment
                        No. 3, dated February 26, 2001, to its Registration
                        Statement on Form 8-A dated September 17, 1998.)
            *5      --  Opinion of the General Counsel of the Registrant as to the
                        legality of the Common Stock being registered.
            15      --  None.
         *23.1      --  Consent of the General Counsel of the Registrant (included in Exhibit 5).
         *23.2      --  Consent of Arthur Andersen LLP.
         *24.1      --  Powers of Attorney of the following Directors and Officers of the Company: Mark Andrews, M. Kathryn Eickhoff, Mark P.
                        Frissora, Frank E. Macher, Mark A. McCollum, Sir David
                        Plastow, Roger B. Porter, David B. Price, Jr., Dennis G.
                        Severance, Paul T. Stecko and Kenneth R. Trammell.
            99      --  None.

* Filed herewith.